Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely in connection with the filing of the Quarterly Report of Retractable Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Thomas J. Shaw, Chief Executive Officer, and John W. Fort III, Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:	August 14, 2026	/s/ Thomas J. Shaw

THOMAS J. SHAW PRESIDENT, CHAIRMAN, AND CHIEF EXECUTIVE OFFICER

/s/ John W. Fort III

JOHN W. FORT III VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER